April 13, 2016 F I N A N C I A L R E S U L T S 1Q16

1Q16 Financial highlights

ROTCE[1]	CET1 ratio[2]	Overhead ratio[3]	Net payout ratio LTM[4]
12%	11.7%	57%	48%

- 1Q16 net income of $5.5B and EPS of $1.35
  - Revenue of $24.1B[3]
  - Adjusted expense of $13.9B[5] and adjusted overhead ratio of 58%[5]
- Fortress balance sheet
  - Average core loans[6] up 17% YoY and 3% QoQ
  - Basel III Fully Phased-In CET1 capital of $176B[2], Advanced CET1 ratio of 11.7%[2] and Standardized CET1 ratio of 11.9%[2]
- Delivered strong capital return
  - $3.0B[7] returned to shareholders in 1Q16, including $1.3B of net repurchases
  - Common dividend of $0.44 per share

Significant items ($mm, excluding EPS)

	Pretax	Net income[8]	EPS[8]
Wholesale credit costs	($773)	($479)	($0.13)

Reserve build
O&G: ($529)mm
M&M: ($162)mm

Note: Oil & Gas (O&G) includes Natural Gas Pipelines, Metals & Mining (M&M)
[1] See note 2 on slide 18
[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 3 on slide 18
[3] See note 1 on slide 18
[4] Last twelve months ("LTM"). Net of employee issuance
[5] See note 4 on slide 18
[6] See note 8 on slide 18
[7] Net of employee issuance
[8] Assumes a tax rate of 38% for items that are tax deductible

FINANCIAL RESULTS
1
JPMORGAN CHASE & CO.

$ O/(U) 1Q16 4Q15 1Q15 Net interest income $11.7 $0.2 $0.7 Noninterest revenue 12.4 0.2 (1.5) Revenue (FTE)1 24.1 0.3 (0.7) Expense 13.8 (0.4) (1.0) Credit costs 1.8 0.6 0.9 Reported net income $5.5 $0.1 ($0.4) Net income applicable to common stockholders $5.0 $0.1 ($0.5) Reported EPS $1.35 $0.03 ($0.10) ROE2 9% 9% 11% ROTCE2,3 12 11 14 Overhead ratio1,2 57 60 60 Memo: Adjusted expense 4 $13.9 $0.3 ($0.3) Memo: Adjusted overhead ratio 1,2,4 58% 57% 57% 1Q16 ROE O/H ratio CCB 19% 55% CIB 11% 59% CB 11% 40% AM 25% 70% F I N A N C I A L R E S U L T S Note: Totals may not sum due to rounding 1 See note 1 on slide 18 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 18 4 See note 4 on slide 18 $B, excluding EPS 1Q16 Financial results1 2  Firm NII is up $723mm YoY and $161mm QoQ with NIM up ~7bps QoQ  QoQ NII increase primarily driven by the impact of higher short-term rates and loan balances, partially offset by the absence this quarter of the ~$178mm benefit in Treasury/CIO in 4Q15

Fortress balance sheet and returns[1]

$B, except per share data

		1Q16	4Q15	1Q15
Basel III Advanced Fully Phased-In[2]				
CET1	1Q16 Basel III Standardized Fully Phased-In of 11.9%[2]	$176	$173	$167
CET1 ratio		11.7%	11.6%	10.6%
Tier 1 capital		$202	$199	$189
Tier 1 capital ratio		13.4%	13.3%	12.0%
Total capital		$224	$220	$210
Total capital ratio		14.8%	14.7%	13.4%
Risk-weighted assets		$1,512	$1,496	$1,573
Firm SLR[3]		6.6%	6.5%	5.7%
Bank SLR[3]		6.7	6.6	6.0
HQLA[4,5]		$505	$496	$614
Total assets (EOP)		$2,424	$2,352	$2,577
Tangible common equity (EOP)		$179	$176	$169
Tangible book value per share[6]		$48.96	$48.13	$45.45

- Firm is compliant with U.S. LCR[5] and Basel final NSFR[7]
- Firmwide total credit reserves of $15.0B

[1] See notes on non-GAAP financial measures on slide 18
[2] Estimated for all periods. Represents the capital rules the Firm will be subject to commencing January 1, 2019. See note 3 on slide 18
[3] Estimated for all periods. Represents the supplementary leverage rules the Firm will be subject to commencing January 1, 2018. See note 3 on slide 18
[4] High quality liquid assets ("HQLA") represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule ("U.S. LCR") for 1Q16, 4Q15 and 1Q15
[5] Estimated for 1Q16
[6] See note 2 on slide 18
[7] Estimate as of 4Q15

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

FINANCIAL RESULTS

Consumer & Community Banking[1]

$mm

		$ O/(U)	
	1Q16	4Q15	1Q15
Revenue	$11,117	($105)	$413
Consumer & Business Banking	4,550	(37)	192
Mortgage Banking	1,876	196	127
Card, Commerce Solutions & Auto	4,691	(264)	94
Expense	6,088	(184)	(102)
Credit costs	1,050	12	120
Net charge-offs	1,050	12	(4)
Change in allowance	–	–	124
Net income	$2,490	$83	$271

Key drivers/statistics ($B)[2]

	1Q16	4Q15	1Q15
EOP Equity	$51.0	$51.0	$51.0
ROE	19%	18%	17%
Overhead ratio	55	56	58
Average loans	$445.8	$437.8	$398.1
Average deposits	562.3	545.7	512.2
CCB households (mm)	58.5	57.8	57.4
Active mobile customers (mm)	23.8	22.8	20.0
Debit & credit card sales volume	$187.2	$197.3	$174.2

- Average loans up 12% YoY and core loans up 25%
- Average deposits up 10% YoY
- CCB households up ~1mm since last year
- Active mobile customers up 19% YoY

Financial performance

- Net income of $2.5B, up 12% YoY
- Revenue of $11.1B, up 4% YoY, driven by net interest income on loan and deposit growth and auto lease revenue, partially offset by the impact of Card co-brand renegotiations
- Expense of $6.1B, down 2% YoY
  - Expense initiatives funding investments and growth
- Credit costs of $1.1B, up 13% YoY, reflecting the absence of loan loss reserve releases

Key drivers/statistics ($B) – detail by business

	1Q16	4Q15	1Q15
Consumer & Business Banking			
Average Business Banking loans[3]	$21.3	$20.9	$20.1
Business Banking loan originations	1.7	1.6	1.5
Client investment assets (EOP)	220.0	218.6	219.2
Deposit margin	1.86%	1.83%	1.99%
Mortgage Banking			
Average loans	$226.4	$220.7	$187.5
Loan originations[4]	22.4	22.5	24.7
EOP total loans serviced	898.7	910.1	924.3
Net charge-off rate[5,6]	0.13%	0.13%	0.30%
Card, Commerce Solutions & Auto			
Card average loans	$127.3	$127.6	$125.0
Auto average loans and leased assets	70.9	67.5	61.9
Auto loan and lease originations	9.6	9.2	7.3
Card net charge-off rate	2.62%	2.42%	2.62%
Card Services net revenue rate	11.81	12.54	12.19
Card sales volume[7]	$121.7	$130.8	$112.8
Merchant processing volume	247.5	258.2	221.2

[1] See note 1 on slide 18
For additional footnotes see slide 19

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm	1Q16	$ O/(U) 4Q15	1Q15
Corporate & Investment Bank revenue	$8,135	$1,066	($1,447)
Investment banking revenue	1,231	(239)	(399)
Treasury Services	884	(17)	(46)
Lending	302	(88)	(133)
Total Banking	2,417	(344)	(578)
Fixed Income Markets	3,597	1,023	(557)
Equity Markets	1,576	512	(75)
Securities Services	881	(52)	(53)
Credit Adjustments & Other	(336)	(73)	(184)
Total Markets & Investor Services	5,718	1,410	(869)
Expense	4,808	372	(849)
Credit costs	459	378	490
Net income	$1,979	$231	($558)
Key drivers/statistics ($B)[2]			
EOP equity	$64.0	$62.0	$62.0
ROE	11%	10%	16%
Overhead ratio	59	63	59
Comp/revenue	32	26	32
IB fees ($mm)	$1,321	$1,538	$1,761
Average loans	111.9	106.9	103.2
Average client deposits[3]	358.9	364.8	444.2
Assets under custody ($T)	20.3	19.9	20.6
ALL/EOP loans ex-conduits and trade[4,5]	2.11%	1.88%	1.64%
Net charge-off/(recovery) rate	0.17	0.02	(0.05)
Average VaR ($mm)	$55	$52	$43

[1] See note 1 on slide 18
[2] Actual numbers for all periods, not over/(under)
[3] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[4] ALL/EOP loans as reported was 1.37%, 1.18%, and 1.06% for 1Q16, 4Q15, and 1Q15, respectively
[5] See note 6 on slide 18

Financial performance

- Net income of $2.0B on revenue of $8.1B
- Banking revenue
  - IB revenue of $1.2B, down 24% YoY driven by lower debt and equity underwriting fees, partially offset by higher advisory fees
    - Ranked #1 in Global IB fees for 1Q16
  - Treasury Services revenue of $884mm, down 5% YoY
  - Lending revenue of $302mm, down 31% YoY, reflecting mark-to-market losses on hedges of accrual loans and lower gains on securities received from restructurings
- Markets & Investor Services revenue
  - Markets revenue of $5.2B, down 11% YoY
    - Fixed Income Markets down 13% YoY, reflecting an increase in the Rates business which was more than offset by lower performance across other asset classes
    - Equity Markets down 5% YoY
  - Securities Services revenue of $881mm, down 6% YoY
  - Credit Adjustments & Other, a loss of $336mm, on wider credit spreads
- Expense of $4.8B, down 15% YoY, primarily driven by lower compensation and lower legal expense
- Credit costs of $459mm, primarily reflecting higher reserves driven by Oil & Gas and Metals & Mining

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	1Q16	$ O/(U) 4Q15	1Q15
Revenue	$1,803	$43	$61
Middle Market Banking	717	15	40
Corporate Client Banking	501	31	(63)
Commercial Term Lending	361	30	53
Real Estate Banking	140	2	24
Other	84	(35)	7
Expense	713	(37)	4
Credit costs	304	187	243
Net income	$496	($54)	($102)
Key drivers/statistics ($B)[2]			
EOP equity	$16.0	$14.0	$14.0
ROE	11%	15%	17%
Overhead ratio	40	43	41
Gross IB Revenue ($mm)	$483	$455	$753
Average loans	170.3	165.9	150.3
Average client deposits	173.1	178.6	210.0
Allowance for loan losses	3.1	2.9	2.5
Nonaccrual loans	1.3	0.4	0.3
Net charge-off/(recovery) rate[3]	0.01%	0.04%	0.03%
ALL/loans[3]	1.79	1.71	1.64

[1] See note 1 on slide 18
[2] Actual numbers for all periods, not over/(under)
[3] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[4] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes nonprofit clients, and Corporate Client Banking) and does not align with regulatory definitions
[5] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $496mm, down 17% YoY and 10% QoQ
- Revenue of $1.8B, up 4% YoY and 2% QoQ
- Expense of $713mm, up 1% YoY and down 5% QoQ
  - Prior quarter included $50mm impairment on leased corporate aircraft
- Credit costs of $304mm driven by Oil & Gas reserves
  - Net charge-off rate of 1bp, 13th consecutive quarter of single digit NCO rate or net recoveries
- Average loan balances up 13% YoY and 3% QoQ
  - C&I[4] loans up 9% YoY, 1% QoQ
  - CRE[5] loans up 18% YoY, 5% QoQ
- Average client deposits down 18% YoY and 3% QoQ, largely reflecting the reduction in non-operating deposits

FINANCIAL RESULTS
6
JPMorgan Chase & Co.

F I N A N C I A L R E S U L T S Asset Management1 1 See note 1 on slide 18 2 Actual numbers for all periods, not over/(under)  Net income of $587mm, up 17% YoY and up 16% QoQ  Revenue of $3.0B, down 1% YoY and down 2% QoQ  Expense of $2.1B, down 5% YoY and down 6% QoQ  AUM of $1.7T, down 5% YoY and down 3% QoQ  Net inflows of $12B into long-term products and net outflows of $27B from liquidity products  Client assets of $2.3T, down 3% YoY and down 1% QoQ  Average loan balances of $110.5B, up 7% YoY and flat QoQ  Average deposit balances of $150.6B, down 5% YoY and up 3% QoQ  Strong investment performance  80% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years 7 $mm Financial performance 1Q16 4Q15 1Q15 Revenue $2,972 ($73) ($33) Global Investment Management 1,499 (116) (34) Global Wealth Management 1,473 43 1 Expense 2,075 (121) (100) Credit costs 13 (4) 9 Net income $587 $80 $85 Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 25% 21% 22% Pretax margin 30 27 27 Assets under anagement (AUM) $1,676 $1,723 $1,759 Client assets 2,323 2,350 2,405 Average loans 110.5 110.3 103.3 Average dep sits 150.6 145.6 158.2 $ O/(U)

1Q16 4Q15 1Q15 Treasury and CIO ($111) ($249) $110 Other Corporate 79 (5) (200) Net income ($32) ($254) ($90) $ O/(U) F I N A N C I A L R E S U L T S Corporate1 Treasury and CIO  Prior quarter results included a pre-tax benefit of ~$178mm as a result of recognizing the unamortized discount on certain debt securities which were called at par 1 See note 1 on slide 18 8 $mm Financial performance

Outlook

Firmwide

- Expect 2016 net interest income to be up ~$2B+ YoY
- Expect 2016 noninterest revenue to be ~$50B, market dependent
- Expect 2016 adjusted expense to be $56B+/-
- Expect 2016 net charge-offs to be ≤$4.75B, with the YoY increase driven by both loan growth and Oil & Gas

Corporate & Investment Bank

- Expect Securities Services revenue to be ~$875mm per quarter for the remainder of 2016, market dependent

Commercial Banking

- Expect 2Q16 revenue to be up modestly QoQ
- Expect 2Q16 expense to be ~$725mm

Consumer & Community Banking

- Expect Mortgage Banking net charge-offs to be ~$60mm per quarter in 2016
- Expect Card net charge-off rate for 2016 of 2.50%+/-

Asset Management

- Expect 2Q16 revenue to be ≤$3B, market dependent

FINANCIAL RESULTS

9

JPMorgan Chase & Co.

Agenda Page F I N A N C I A L R E S U L T S 10 Appendix 10

Select leadership positions

Consumer & Community Banking

Consumer & Business Banking

- Deposit volume growing at nearly twice the industry growth rate[1]
- Largest active mobile customer base among major U.S. banks[2] growing at 19% YoY
- #1 in consumer retail banking nationally for the fourth consecutive year, according to TNS, and winner of three TNS Choice Awards in 2016

Mortgage Banking

- #2 mortgage originator and servicer[3]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[4]
- #1 U.S. co-brand credit card issuer[5]
- #1 wholly-owned merchant acquirer[6]

Corporate & Investment Bank

League table results – wallet share	1Q16		FY2015	
	Rank	Share	Rank	Share
Based on fees[7]:				
Global Debt, Equity & Equity-related	**1**	**6.7 %**	**1**	**7.7 %**
U.S. Debt, Equity & Equity-related	1	12.4 %	1	11.6 %
Global Long-term Debt[8]	**2**	**6.4 %**	**1**	**8.3 %**
U.S. Long-term Debt	1	11.3 %	1	11.9 %
Global Equity & Equity-related[9]	**1**	**7.3 %**	**1**	**7.0 %**
U.S. Equity & Equity-related	1	14.7 %	1	11.2 %
Global M&A[10]	**1**	**11.3 %**	**2**	**8.5 %**
U.S. M&A	1	13.8 %	2	9.9 %
Global Loan Syndications	**2**	**6.2 %**	**2**	**7.3 %**
U.S. Loan Syndications	2	8.4 %	2	10.5 %
Global IB fees[7,11]	**1**	**8.2 %**	**1**	**7.9 %**

Commercial Banking

- #1 in customer satisfaction[12]
- #1 multifamily lender in the U.S.[13]
- Top 3 in overall middle market, large middle market and ABL bookrunner[14]

Asset Management

- #2 in global active long-term open-end mutual fund AUM flows[15]
- #1 North America Private Bank[16]

For footnoted information see slide 20

APPENDIX

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Consumer & Business Banking

$mm	1Q16	$ O/(U) 4Q15	$ O/(U) 1Q15
Net interest income	$2,700	$91	$91
Noninterest revenue	1,850	(128)	101
Revenue	4,550	(37)	192
Expense	2,855	(91)	(103)
Credit costs	56	(20)	(4)
Net income	$1,027	$59	$199
Key drivers/statistics ($B)[1]			
EOP Equity	$10.5	$11.5	$11.5
ROE	38%	32%	28%
Average total deposits	$548.4	$530.6	$497.6
Deposit margin	1.86%	1.83%	1.99%
Client investment assets (EOP)	$220.0	$218.6	$219.2
Net new investment assets	2.5	1.9	3.8
Business Banking loan balances (Avg)	21.3	20.9	20.1
Business Banking loan originations	1.7	1.6	1.5

[1] Actual numbers for all periods, not over/(under)

Financial performance

- Net income of $1B, up 24% YoY and 6% QoQ
- Revenue of $4.6B, up 4% YoY and down 1% QoQ
- Expense of $2.9B, down 3% YoY and QoQ

Key drivers

- Average total deposits of $548.4B, up 10% YoY and 3% QoQ
- Deposit margin of 1.86%, down 13 bps YoY and up 3 bps QoQ
- Client investment assets of $220B, flat YoY and up 1% QoQ
- Average Business Banking loans of $21.3B, up 6% YoY and 2% QoQ
- Business Banking loan originations of $1.7B, up 10% YoY and 5% QoQ

APPENDIX

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Mortgage Banking

$mm		$ O/(U)	
	1Q16	4Q15	1Q15
Net interest income	$1,222	$75	$166
Noninterest revenue	654	121	(39)
Revenue	1,876	196	127
Expense	975	(185)	(244)
Net charge-offs[1]	60	1	(44)
Change in allowance[1]	–	–	100
Credit costs	60	1	56
Net income	$526	$260	$200
Key drivers/statistics ($B)[2]			
EOP equity	$15.0	$16.0	$16.0
ROE	13%	6%	7%
Mortgage originations[3]	$22.4	$22.5	$24.7
Average NCI[4] owned portfolio	186.0	179.1	141.6
EOP total loans serviced	898.7	910.1	924.3
ALL/nonaccrual loans retained[5]	35%	34%	38%
Net charge-off rate[1,5]	0.13	0.13	0.30

[1] Excludes purchased credit-impaired (PCI) write-offs of $47mm, $46mm, and $55mm for 1Q16, 4Q15, and 1Q15, respectively. See note 5 on slide 18

[2] Actual numbers for all periods, not over/(under)

[3] Firmwide mortgage origination volume was $24.4B, $24.7B, and $26.6B, for 1Q16, 4Q15 and 1Q15, respectively

[4] Non credit-impaired (NCI)

[5] Excludes the impact of PCI loans. The allowance for PCI loan losses was $2.7B, $2.7B and $3.3B at the end of 1Q16, 4Q15 and 1Q15, respectively. See note 5 on slide 18

Financial performance

- Net income of $526mm, up 61% YoY
- Revenue of $1.9B, up 7% YoY on higher MSR revenue and NII on loan growth, partially offset by lower servicing revenue
- Expense of $975mm, down 20% YoY
- Credit costs of $60mm, up $56mm YoY, primarily on absence of reserve release

Key drivers

- Mortgage originations of $22.4B, down 9% YoY and flat QoQ
- Net charge-off rate[1] of 13bps, down 17bps YoY and flat QoQ
- Average NCI[4] owned portfolio of $186.0B, up 31% YoY and 4% QoQ
- EOP total loans serviced of $898.7B, down 3% YoY and 1% QoQ

APPENDIX

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Commerce Solutions & Auto

$mm		$ O/(U)	
	1Q16	4Q15	1Q15
Net interest income	$3,389	($39)	$86
Noninterest revenue	1,302	(225)	8
Revenue	4,691	(264)	94
Expense	2,258	92	245
Net charge-offs	934	31	43
Change in allowance	–	–	25
Credit costs	934	31	68
Net income	$937	($236)	($128)
EOP equity ($B)[1]	$20.5	$18.5	$18.5
ROE[1]	17%	24%	22%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$127.3	$127.6	$125.0
Sales volume[2]	121.7	130.8	112.8
Net revenue rate	11.81%	12.54%	12.19%
Net charge-off rate	2.62	2.42	2.62
30+ day delinquency rate	1.45	1.43	1.41
# of accounts with sales activity (mm)[2]	33.0	33.8	32.5
Commerce Solutions – Key drivers/statistics ($B)[1]			
Merchant processing volume	$247.5	$258.2	$221.2
# of total transactions (B)	11.2	11.7	9.8
Auto – Key drivers/statistics ($B)[1]			
Average loans and leased assets	$70.9	$67.5	$61.9
Loan and lease originations	9.6	9.2	7.3

[1] Actual numbers for all periods, not over/(under)
[2] Excludes Commercial Card

Financial performance

- Net income of $937mm, down 12% YoY
- Revenue of $4.7B, up 2% YoY
- Expense of $2.3B, up 12% YoY driven by higher auto lease depreciation and marketing expense
- Credit costs up 8% YoY

Key drivers

Card Services

- Average loans of $127.3B, up 2% YoY, flat QoQ
- Sales volume[2] of $121.7B, up 8% YoY, down seasonally 7% QoQ
- Net charge-off rate of 2.62%

Commerce Solutions

- Merchant processing volume of $247.5B, up 12% YoY, down seasonally 4% QoQ
- Transaction volume of 11.2B, up 14% YoY, down seasonally 4% QoQ

Auto

- Average loans and leased assets up 14% YoY and 5% QoQ
- Originations up 32% YoY and 4% QoQ

APPENDIX

14

JPMORGAN CHASE & CO.

A P P E N D I X Consumer credit – Delinquency trends1 Note: Home equity and prime mortgages exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) Credit card delinquency trend ($mm) 15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 30 – 149 day delinquencies 150+ day delinquencies $0 $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Sep-14 Mar-15 Sep-15 Mar-16 30+ day delinquencies 30-89 day delinquencies

O/(U) 1Q16 4Q15 1Q15 1Q15 Mortgage Banking (NCI) Net charge-offs $60 $59 $104 ($44) NCO rate 0.13% 0.13% 0.30% (17) bps Allowance for loan losses $1,588 $1,588 $2,088 ($500) ALL/annualized NCOs2 662% 673% 502% ALL/nonaccrual loans retained 35% 34% 38% Card Services Net charge-offs $830 $774 $789 $41 NCO rate 2.62% 2.42% 2.62% – bps Allowance for loan losses $3,434 $3,434 $3,434 $ – ALL/annualized NCOs2 103% 111% 109% A P P E N D I X Mortgage Banking and Card Services – Coverage ratios1 Mortgage Banking and Card Services credit data ($mm) NCOs ($mm) 16 1 See note 7 on slide 18 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Mortgage Banking exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.05%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.35% 5 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% 2,081 1,385 1,224 1,169 1,080 952 901 877 808 697 599 534 452 293 206 168 177 112 81 113 104 81 41 59 60 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 789 800 759 774 830 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Mortgage Banking Card Services 3 4 5 6 7

8,123 7,634 7,241 7,017 6,921 6,645 6,616 6,303 7,367 15,847 15,326 14,889 14,185 14,065 13,915 13,466 13,555 13,994 0.00% 1.00% 2.00% 3.00% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 0% 100% 200% 300% 400% A P P E N D I X Firmwide – Coverage ratios1  $14.0B of loan loss reserves at March 31, 2016, down $0.1B from $14.1B in the prior year, reflecting improved credit quality in Consumer offset by increases in Wholesale, reflecting the impact of downgrades in the Oil & Gas and Metals & Mining portfolios  Nonperforming loan loss coverage ratio (ex. credit card) of 107%1 Note: Oil & Gas includes Natural Gas Pipelines 1 See note 5 on slide 18 Comments JPM Credit Summary JPM Credit Summary $mm $mm 17 1Q16 4Q15 1Q15 Consumer, ex. credit card LLR/Total loans 0.98% 1.01% 1.39% LLR/NPLs 59 58 58 Credit Card LLR/Total loans 2.73% 2.61% 2.84% Wholesale LLR/Total loans 1.32% 1.21% 1.13% LLR/NPLs 218 437 540 Firmwide LLR/Total loans 1.40% 1.37% 1.52% LLR/NPLs (ex. credit card) 107 117 106 LLR/NPLs 153 172 156 Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non- GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In capital rules, to which the Firm will be subject commencing January 1, 2019, are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Capital Management on pages 149-158 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2015. 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures, and exclude Firmwide legal expense. Management believes this information helps investors understand the effect of this item on reported results and provides an alternate presentation of the Firm’s performance. 5. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 6. The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. 7. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Additional notes on financial measures 8. Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes 18

A P P E N D I X Additional Notes on slide 4 – Consumer & Community Banking 2. Actual numbers for all periods, not over/(under) 3. Includes predominantly Business Banking loans as well as deposit overdrafts 4. Firmwide mortgage origination volume was $24.4B, $24.7B, and $26.6B, for 1Q16, 4Q15 and 1Q15, respectively 5. Excludes purchased credit-impaired (PCI) write-offs of $47mm, $46mm, and $55mm for 1Q16, 4Q15, and 1Q15, respectively. See note 5 on slide 18 6. Excludes the impact of PCI loans. See note 5 on slide 18 7. Excludes Commercial Card Notes 19

A P P E N D I X Notes on slide 11 – Select leadership positions 1. Based on FDIC 2015 Summary of Deposits survey per SNL Financial – excludes branches with greater than $500mm of deposits or identified as non-retail 2. Based on disclosures by peers as of 4Q15 3. Based on Inside Mortgage Finance as of 4Q15 for Servicer and Originator rankings 4. Based on disclosures by peers and internal estimates as of 4Q15 5. Based on Phoenix Credit Card Monitor for 12-month period ending September 2015; based on card accounts and revolving balance dollars 6. Based on Nilson data as of 2015 7. Reflects ranking of revenue wallet and market share. Source: Wallet from Dealogic Media Manager Cortex as of April 1, 2016 8. Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”); and exclude money market, short-term debt and U.S. municipal securities 9. Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares 10. Global M&A reflects the removal of any withdrawn transactions. U.S. M&A revenue wallet represents wallet from client parents based in the U.S. 11. Global Investment Banking fees exclude money market, short-term debt and shelf deals 12. CFO Magazine’s Commercial Banking Survey 2015 13. SNL Financial based on FDIC data as of 4Q15 2015 14. Thomson Reuters as of 1Q16 15. Strategic Insight 2015 rankings 16. Euromoney 2015 rankings Notes 20

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2015, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21